SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 08, 2004
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


            Delaware                 0-29192                  14-1708544
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(State or other jurisdiction       (Commission              (I.R.S.Employer
       of incorporation)           File Number)           Identification No.)



               2017 High Ridge Road, Boynton Beach, Florida 33426
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Director

Effective December 16, 2004, Alan J. Sandler, Vice President and Secretary, will not seek reelection to the Board of Directors at the 2004 Annual Meeting of Stockholders of Puradyn Filter Technologies, Incorporated.

He has resigned from the Director position to maintain a balanced Board with regard to independence as defined in Section 121B(2)(c), of the AMEX listing standards.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 9, 2004       PURADYN FILTER TECHNOLOGIES INCORPORATED

                               By: /s/ Richard C. Ford
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                               Richard C. Ford
                               Chief Executive Officer